Exhibit 99

BEMIS COMPANY, INC.
One Neenah Center, 4th Floor
P.O. Box 669
Neenah, Wisconsin 54957-0669

For additional information please contact:
Melanie E. R. Miller
Vice President, Investor Relations
and Treasurer
(920)527-5045

Kristine Pavletich
Public Relations Specialist
(920)527-5159

FOR IMMEDIATE RELEASE

BEMIS COMPANY ANNOUNCES NEW REPORTABLE BUSINESS SEGMENTS

NEENAH, WISCONSIN, January 10, 2013 - Bemis Company, Inc. (NYSE:BMS) today announced that it has realigned its segment reporting. As a result, Bemis will report business segment information for three reportable segments as follows: U.S. Packaging, Global Packaging, and Pressure Sensitive Materials. The expansion from two to three reportable segments reflects the separation of the Flexible Packaging business segment into U.S. Packaging and Global Packaging business segments. The Pressure Sensitive Materials business segment is unchanged.
The U.S. Packaging segment represents all food, consumer, and industrial products packaging-related manufacturing operations located in the United States. The Global Packaging business segment includes all Bemis' packaging-related manufacturing operations located outside of the United States as well as our global medical device and pharmaceutical packaging manufacturing operations.
For detailed financial information on the Company's new reportable segments, please refer to the following tables, recasting previously issued information into the new format. Bemis will be reporting under this new business segment structure during its fourth quarter and full year 2012 earnings call scheduled for January 31, 2013 at 10:00 a.m. (ET).

ABOUT BEMIS COMPANY, INC.
Bemis Company, Inc. is a major supplier of packaging and pressure sensitive materials used by leading food, consumer products, healthcare, and other companies worldwide. Founded in 1858, the Company is included in the S&P 500 index of stocks and reported 2011 net sales of $5.3 billion. The Company's packaging business has a strong technical base in polymer chemistry, film extrusion, coating and laminating, printing, and converting. Headquartered in Neenah, Wisconsin, Bemis employs approximately 20,000 individuals worldwide. More information about the Company is available at our website, www.bemis.com.

The changes to the business segments have no effect on the historical consolidated results of operations. Prior period segment results have been conformed to the new business segment presentation. A summary of the Company's business activities recast in these three new business segments follows:

	Three months ended
Business Segments (in millions)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
	(unaudited)
Sales including intersegment sales:
U.S. Packaging	$780.7	$794.0	$770.6	$736.9
Global Packaging	382.8	385.9	398.7	405.5
Pressure Sensitive Materials	135.7	142.2	145.5	136.8

Intersegment sales:
U.S. Packaging	(5.8)	(5.4)	(5.5)	(4.2)
Global Packaging	(5.3)	(3.7)	(4.3)	(4.5)
Pressure Sensitive Materials	(0.3)	(0.3)	(0.2)	(0.3)
Total net sales	$1,287.8	$1,312.7	$1,304.8	$1,270.2

U.S. Packaging
Operating profit before facility consolidation and other costs	$107.5	$90.2	$89.6	$87.0
Facility consolidation and other costs	(11.5)	(12.3)	(7.6)	(26.3)
Operating profit	96.0	77.9	82.0	60.7

Global Packaging
Operating profit before facility consolidation and other costs	24.2	25.7	26.6	25.5
Facility consolidation and other costs	(9.9)	(7.3)	(0.7)	(8.6)
Operating profit	14.3	18.4	25.9	16.9

Pressure Sensitive Materials
Operating profit before facility consolidation and other costs	7.7	10.9	9.7	6.5
Facility consolidation and other costs	—	—	—	(2.7)
Operating profit	7.7	10.9	9.7	3.8

General corporate expenses	(28.1)	(24.4)	(29.1)	(25.9)
General corporate facility consolidation and other costs	—	—	—	(0.8)
Net general corporate expenses	(28.1)	(24.4)	(29.1)	(26.7)

Operating income	$89.9	$82.8	$88.5	$54.7

Reconciliation of GAAP to Non-GAAP Operating Profit and Operating Profit as a Percentage of Net Sales by Segment	Three months ended
(in millions)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
	(unaudited)
U.S. Packaging
Net sales	$774.9	$788.6	$765.1	$732.7

Operating profit as reported	$96.0	$77.9	$82.0	$60.7

Non-GAAP adjustments:
Facility consolidation and other costs (1)	11.5	12.3	7.6	26.3

Operating profit as adjusted	$107.5	$90.2	$89.6	$87.0

Operating profit as a percentage of net sales
As reported	12.4%	9.9%	10.7%	8.3%
As adjusted	13.9%	11.4%	11.7%	11.9%

Global Packaging
Net sales	$377.5	$382.2	$394.4	$401.0

Operating profit as reported	$14.3	$18.4	$25.9	$16.9

Non-GAAP adjustments:
Facility consolidation and other costs (1)	9.9	7.3	0.7	8.6
Acquisition-related integration costs (2)	1.1	1.7	1.7	1.7
Pension curtailment (3)	—	—	—	(2.7)

Operating profit as adjusted	$25.3	$27.4	$28.3	$24.5

Operating profit as a percentage of net sales
As reported	3.8%	4.8%	6.6%	4.2%
As adjusted	6.7%	7.2%	7.2%	6.1%

Pressure Sensitive Materials
Net sales	$135.4	$141.9	$145.3	$136.5

Operating profit as reported	$7.7	$10.9	$9.7	$3.8

Non-GAAP adjustments:
Facility consolidation and other costs (1)	—	—	—	2.7

Operating profit as adjusted	$7.7	$10.9	$9.7	$6.5

Operating profit as a percentage of net sales
As reported	5.7%	7.7%	6.7%	2.8%
As adjusted	5.7%	7.7%	6.7%	4.8%

(1)	Facility consolidation and other costs includes employee-related costs, accelerated depreciation, write down of equipment and other costs related to the Company's facility consolidation program.

(2)	Acquisition-related integration costs include earnout payments treated as compensation expense related to the Mayor Packaging acquisition.

(3)	Pension curtailment includes a gain associated with the Company's Mexican pension plan.

	Twelve Months Ended December 31,
Business Segments (in millions)	2011	2010
	(unaudited)
Sales including intersegment sales:
U.S. Packaging	$3,129.2	$2,835.2
Global Packaging	1,650.1	1,461.6
Pressure Sensitive Materials	575.8	567.1

Intersegment sales:
U.S. Packaging	(18.5)	(13.6)
Global Packaging	(12.9)	(10.8)
Pressure Sensitive Materials	(1.0)	(4.5)
Total net sales	$5,322.7	$4,835.0

U.S. Packaging
Operating profit before facility consolidation and other costs	$341.3	$346.7
Facility consolidation and other costs	(26.3)	—
Operating profit	315.0	346.7

Global Packaging
Operating profit before facility consolidation and other costs	121.2	121.8
Facility consolidation and other costs	(8.6)	—
Operating profit	112.6	121.8

Pressure Sensitive Materials
Operating profit before facility consolidation and other costs	36.1	33.0
Facility consolidation and other costs	(2.7)	—
Operating profit	33.4	33.0

General corporate expenses	(92.8)	(100.7)
General corporate facility consolidation and other costs	(0.8)	—
Net general corporate expenses	(93.6)	(100.7)

Operating income	$367.4	$400.8

Reconciliation of GAAP to Non-GAAP Operating Profit and Operating Profit as a Percentage of Net Sales by Segment	Twelve Months Ended December 31,
(in millions)	2011	2010
	(unaudited)
U.S. Packaging
Net sales	$3,110.7	$2,821.6

Operating profit as reported	$315.0	$346.7

Non-GAAP adjustments:
Purchase accounting for inventory and order backlog (1)	—	12.4
Acquisition-related integration costs (2)	—	1.7
Facility consolidation and other costs (3)	26.3	—

Operating profit as adjusted	$341.3	$360.8

Operating profit as a percentage of net sales
As reported	10.1%	12.3%
As adjusted	11.0%	12.8%

Global Packaging
Net sales	$1,637.2	$1,450.8

Operating profit as reported	$112.6	$121.8

Non-GAAP adjustments:
Purchase accounting for inventory and order backlog (1)	0.5	3.0
Acquisition-related integration costs (2)	2.9	2.9
Facility consolidation and other costs (3)	8.6	—
Pension curtailment (4)	(2.7)	—

Operating profit as adjusted	$121.9	$127.7

Operating profit as a percentage of net sales
As reported	6.9%	8.4%
As adjusted	7.4%	8.8%

Pressure Sensitive Materials
Net sales	$574.8	$562.6

Operating profit as reported	$33.4	$33.0

Non-GAAP adjustments:
Facility consolidation and other costs (3)	2.7	—

Operating profit as adjusted	$36.1	$33.0

Operating profit as a percentage of net sales
As reported	5.8%	5.9%
As adjusted	6.3%	5.9%

(1)
Expenses related to the purchase accounting impact of the fair value write-up of inventory and a charge for the fair value of the customer order backlog, both in the Alcan Packaging Food Americas and Mayor Packaging acquisitions.

(2)
Acquisition related integration costs include severance costs for workforce reductions and equipment relocation costs related to the Alcan Packaging Food Americas acquisition and earnout payments treated as compensation expense related to the Mayor Packaging acquisition.

(3)	Facility consolidation and other costs includes employee-related costs, accelerated depreciation, write down of equipment and other costs related to the Company's facility consolidation program.

(4)	Pension curtailment includes a gain associated with the Company's Mexican pension plan.

	Twelve Months Ended December 31,
Business Segments (in millions)	2011	2010
	(unaudited)
Total Assets:
U.S. Packaging	$2,186.6	$2,261.2
Global Packaging	1,501.0	1,531.3
Pressure Sensitive Materials	302.1	305.6
Total identifiable assets	3,989.7	4,098.1
Corporate assets	330.7	187.7
Total	$4,320.4	$4,285.8

Depreciation and Amortization:
U.S. Packaging	$124.6	$125.5
Global Packaging	75.5	66.0
Pressure Sensitive Materials	13.2	13.2
Corporate	7.0	5.0
Total	$220.3	$209.7

Expenditures for Property and Equipment:
U.S. Packaging	$66.7	$54.9
Global Packaging	36.2	35.5
Pressure Sensitive Materials	11.9	7.8
Corporate	20.4	15.0
Total	$135.2	$113.2